INTEREST EXPENSE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
INTEREST EXPENSE [Abstract]
Interest Expenses, net of capitalized interest	$ 8,811	$ 7,590	$ 8,686
Commitment Fee	937	2,025	2,330
Amortization of Deferred Financing Costs	1,382	1,240	1,228
Other financial costs	40	0	0
Total Interest Expenses	11,170	10,855	12,244
Interest expenses, capitalized interest	$ 1,600	$ 1,000	$ 0